Tax situation	12 Months Ended
Dec. 31, 2019
Tax situation
Tax situation

19.   Tax situation

(a)Current tax regime -

The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime. By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-A corporate income tax rate of 29.5% is set.

-A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits. The rate applicable to dividends will be considered taking into account the year in which the results or profits that form part of the distribution has been obtained. The rate will be consider according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)Since January 1, 2019, the applicable treatment of royalties and remuneration for services rendered by non-domiciled was modified (Legislative Decree No. 1369).

(ii)The rules that regulate the obligation of legal persons and / or legal entities to inform the identification of their final beneficiaries (Legislative Decree No. 1372) were established.

(iii)The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(iv)Rules have been established for the accrual of income and expenses for tax purposes since January 1, 2019. Until 2018, there was no normative definition of this concept, so in many cases, accounting rules were used for its interpretation.

(b)Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax (VAT) returns for the following years are open to review by the Tax Authorities:

Years open to review by the
Entity	Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2015-2019
Compañía Minera Condesa S.A.	2015-2019
Compañía Minera Colquirrumi S.A.	2015-2019
Consorcio Energético de Huancavelica S.A.	2016-2019
Contacto Corredores de Seguros S.A.	2014-2019
El Molle Verde S.A.C.	2015-2019
Empresa de Generación Huanza S.A.	2015-2019
Inversiones Colquijirca S.A.	2015-2019
Minera La Zanja S.R.L.	2016-2019
Sociedad Minera El Brocal S.A.A.	2014, 2016-2019
S.M.R.L. Chaupiloma Dos de Cajamarca	2015-2019
Procesadora Industrial Río Seco S. A.	2015-2019
Apu Coropuna S.R.L.	2015-2019
Cerro Hablador S. A. C.	2015-2019
Minera Azola S. R. L.	2015-2019

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In management’s opinion and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2019 and 2018.

The open tax process of the Group and its associates are presented in note 29(e).

(c)Tax-loss carryforwards -

As of December 2019 and 2018, the tax-loss carryforward determined by the Group amounts to approximately S/1,950,896,000 and S/1,550,156,000, respectively (equivalent to US$588,151,000 and US$458,762,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses with an annual cap equivalent to 50 percent of net future taxable income.

The Group recognized a deferred income tax asset related to the tax-loss carryforward of those companies where is probable that a carryforward can be used to compensate future taxable profits.

(d)Transfer pricing - For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Group’s operations. The Group’s Management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 31, 2019 and 2018.

Minera Yanacocha SRL and subsidiary [Member]
Tax situation
Tax situation

15.   Tax Situation

(a)Current tax regime -

The Company and its subsidiary are subject to the Peruvian tax regime. The main tax regulations issued during 2018 were the following:

-Since January 1, 2019, the applicable treatment of royalties and remuneration for services rendered by non-domiciled was modified (Legislative Decree No. 1369).

-The rules that regulate the obligation of legal persons and / or legal entities to inform the identification of their final beneficiaries (Legislative Decree No. 1372) were established.

In July 2018, Law No. 30823 was published. Under this Law, the Congress delegated to the Executive Power the power to legislate on various issues, including tax and financial matters. In this sense, the main tax regulations issued are the following:

(i)The Tax Code was modified in order to provide greater guarantees to taxpayers in the application of the general anti-avoidance rule (Rule XVI of the Preliminary Title of the Tax Code); as well as to provide the Tax Administration with tools for its effective implementation.

(ii)Rules have been established for the accrual of income and expenses for tax purposes since January 1, 2019. Until 2018, there was no normative definition of this concept, so in many cases, accounting rules were used for its interpretation.

(b)Tax stabilization agreements -

The Company has entered into the following tax stability agreements, each with a term of 15 years:

Date of the Tax
Mine	Effective	Agreement	Tax Regimes in Force

Cerro Yanacocha	January 1, 2000	September 16, 1998	May 22, 1997
La Quinua	January 1, 2004	August 25, 2003	August 25, 2003

The Cerro Yanacocha tax stabilization agreement expired on January 1, 2015 and La Quinua tax stabilization agreement expired on January 1, 2019.

The La Quinua tax stabilization guaranteed the Company’s use of the tax regime shown in the table above and permitted maintenance of its accounting records in U.S. dollars for tax purposes.

The Company determines taxable income based on its understanding and that of its legal advisors, of applicable tax legislation. Taxable income differs from pre-tax income disclosed within these consolidated financial statements by those items that the applicable tax legislation deems to be non-taxable or non-deductible.

On December 31, 2014, the Peruvian Government enacted modifications to Income Tax regulations, applicable beginning in 2015. Among the modifications, a progressive income tax rate reduction was approved as follows: 28% for fiscal year 2016; 27% for fiscal years 2017 and 2018; and 26% from 2019, onward.

Pursuant to Legislative Decree No. 1261, published on December 10, 2016 and effective as of January 1, 2017, the applicable tax rate on the taxable income is 29.5%. The income tax for La Quinua, until January 1, 2019, was 29% according to the tax stabilization agreement entered into with the Peruvian government.

(c)Years open to tax review -

During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Company. In that regard, the tax returns of the years 2015 to 2019 are open to assessment. The fiscal year 2014 is under examination by the Tax Authority (SUNAT).

(d)Transfer pricing -

For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Company's operations.

(e)Other mining taxes -

(i)Law No. 29788, Mining Royalties

On September 28, 2011, the Peruvian Government enacted new legislation to comprise a new mining tax payable to the Peruvian Government for extracting metallic and non-metallic mineral resources from its mining concessions.

Pursuant to this legislation, the mining royalty is payable quarterly based on sales and operating profit determined in accordance with IFRS. The royalty amount due is 1% of revenue. An additional mining tax due is calculated based on the level of operating profit up to a maximum applicable rate of 12%. This component of the new mining tax only applies to those projects that are not covered by a tax stabilization agreement. During 2019, 2018, and 2017, the amounts included in cost of production related to mining royalties were US$7,360, US$1,273 and US$3,140, respectively. During 2019 the amount included in mining tax expense related to mining royalties were US$1,563 and during 2018 and 2017 there were no amounts included in mining tax expense.

(ii)Law No. 29789, Special Mining Tax

The Special Mining Tax ("IEM") applies to mines not covered by a tax stabilization agreement. The IEM is payable on a quarterly basis with rates ranging from 2% to 8.4% of operating profit determined, in accordance with IFRS.

The rate varies depending on the level of operating profit. During the years ended December 31, 2019, 2018 and 2017 the amounts included in income and mining tax expense were US$9,702, US$592, and US$1,418, respectively.

(iii)Law No. 29790, Special Mining Burden

The Special Mining Burden ("GEM") applies to mines covered by a tax stabilization agreement. The GEM is payable on a quarterly basis with rates ranging from 4% to 13.12% of operating profit, determined in accordance with IFRS. The rate varies depending on the level of operating profit margin. The GEM applied to operations at La Quinua in 2018 and 2017. This resulted in US$8,230 and US$3,526, respectively, of additional Income and mining tax expense.

(iv)Law No. 29471, Supplementary Fund

The Supplementary Fund for retirement of mining applies to metallurgical and steel workers, affiliated to the National Pension System (“SNP”) and the Private Pension System (“PPS”); and is applicable since May 11, 2012. This Fund is formed by employee and employer contributions which are distributed according to the following detail:

-     Employers will contribute 0.5% of the annual income before taxes.

-     Employees will contribute 0.5% of their monthly gross salary.

-     The employer’s contributions are paid before tax; therefore these amounts are deductible expenses for the year.

The new pension fund tax is calculated based on annual income and is payable quarterly. During the years ended December 31, 2019, 2018 and 2017 the amounts included in Income and mining tax expense amounted to US$728, US$39 and US$29, respectively.

(f)Peruvian income tax -

The Company’s income tax provision consisted of the following:

	2019	2018	2017
	US$(000)	US$(000)	US$(000)

Current Peruvian income tax	42,978	12,525	3,877
Royalties and mining taxes	11,444	8,822	4,944
Income tax from prior years	8,459	8,900	(2,006)
Fines from previous years, note 24	4,056	—	—
Other taxes	993	121	211
Income tax prior years refunds (*)	(3,002)	—	—
Current income tax expense	64,928	30,368	7,026
Deferred income tax expenses (benefit)	—	(1,071)	—

Income tax expense	64,928	29,297	7,026

(*) Tax refunds were obtained through tax courts resolutions regarding to outstanding tax claims of the income tax payments performed on year 2004.

(g)Deferred income tax asset -

As of December 31, 2019 and 2018, the Company maintains a deferred income tax asset for US$1,071 recorded in year 2018.  The recognized deferred income tax asset corresponds entirely to additional tax credits that can be recovered by reducing the income tax paid of open periods subject to review of the tax authority.

(h)Reconciliation of income tax expense (benefit) –

Below is a reconciliation of tax expense and the accounts profit multiplied by the statutory tax rate for the years 2019, 2018 and 2017:

	2019	2018	2017
	US$(000)	US$(000)	US$(000)

Loss before income tax	(30,329)	(52,220)	(168,428)
Peruvian statutory tax rate	29.5%	29.5%	29.5%
Income tax income	(8,947)	(15,405)	(49,686)
Valuation allowance on deferred tax asset	46,473	23,771	50,960
Effect of change in translation to US dollars	(4,217)	—	—
Mining taxes	8,068	6,260	3,530
Non-deductible expenses	13,045	6,962	4,204
Difference in income tax rate applicable to La Quinua at 29%	—	(176)	(124)
Income tax prior years (refunds) / payments	6,450	7,885	(1,858)
Fines from prior years, note 24	4,056	—	—

Total income tax expense	64,928	29,297	7,026

(i)The main tax regulations issued during 2019 are as follows –

(i)Modified, starting in January 1, 2019, the treatment applicable to the royalties and fees for services provided by non-domiciled recipients, eliminating the obligation to pay an amount equivalent to the withholding when the costs or expenses are booked, and must now withhold the corresponding income tax at the time of their payment or retribution accreditation (Legislative Decree No. 1369).

(ii)Established rules governing the obligation of legal persons and (or) legal entities to report the identification of their final beneficiaries (Legislative Decree No. 1372). These rules are applicable to legal persons domiciled in the country, pursuant to article 7 of the Income Tax Law, and to legal entities in the country. The obligation is applicable for non-domiciled legal entities and legal entities constituted abroad while: a) have a branch, agency or another permanent establishment in the country; b) the person (natural or legal entity) who manage the autonomous patrimony or foreign investment funds, or the natural or legal person who has the quality of guard or administrator, is domiciled in the country; and, c) any part of a consortium is domiciled in the country. This obligation will be fulfilled by submitting to the tax authority of sworn statement information, which should contain the final beneficiary information and be submitted, in compliance with the regulations and in the deadlines established through a resolution of the Tax Authority.

(iii)Changed the tax code in the implementation of the General Anti-Avoidance Rule – GAAR (Rule XVI of the preliminary title of the Tax Code (Legislative Decree No. 1422).

The GAAR is intended to prevent taxpayers from entering into transactions that would allow them to minimize their tax liabilities. The Tax authority will be entitled to apply the GAAR in ordinary tax audits since July 19, 2012; however, the tax authority will have to obtain the approval from a committee before applying the GAAR.

Other rules regarding the GAAR are:

(a)Jointly Liability of Legal Representatives – the legal representatives will be jointly liable for the tax debt as a result of the application of the GAAR by the Tax Authority.

(b)Tax Planning approval by the Board of Directors - Up to March 29, 2019 board of Directors should approve (ratify or modify) all the tax planning of their entities since July 19, 2012. The members of the board will be liable for the tax assessment as a result of the application of the GAAR.

(j)As of December 31, 2019, the Company determined a current income tax payable of US$20,276 (Prepaid income tax credit of US$19,239 as December 31, 2018) and mining taxes payable for US$2,877  (US$3,552 as December 31, 2018). The current income tax payable of year 2019 includes the current income tax offset by the credits of the period, and the income tax contingencies, see note 24, for US$7,913 and US$12,363; respectively.

Sociedad Minera Cerro Verde S.A.A. [Member]
Tax situation
Tax situation

13.   Tax situation

(a)    On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force at May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force at July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)    Under its current 15‑year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2019, prepayments of income tax, which the Company expects to be used to offset future income tax provisions or will be refunded by SUNAT, totaled US$128.1 million (see Note 6).

For the year ended December 31, 2019, the Company recognized current income tax expense of US$156.5 million (including US$28.4 million of mining royalties, US$18.6 million of special mining tax and US$1.8 million for the SRF), and a deferred income tax expense of US$141.6 million, resulting in total income tax expense of US$298.1 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2018, the Company recognized current income tax expense of US$263.0 million (including US$34.9 million of mining royalties and US$1.5 million for the SRF partially offset by a credit of US$(28.2) million of special mining tax), and a deferred income tax expense of US$62.2 million, resulting in total income tax expense of US$325.2 million that has been included in the statements of comprehensive income.

For the year ended December 31, 2017, the Company recognized current income tax expense of US$655.1 million (including US$102.6 million of special mining tax, US$110.7 million of mining royalties and US$10.9 million for the SRF), and a deferred income tax credit of US$(169.1) million, resulting in total income tax expense of US$486.0 million that has been included in the statements of comprehensive.

(c)   SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2013 through 2018 are open to examination by the tax authorities. To date, SUNAT has concluded its review of the Company’s income tax and VAT exams through the year 2012, and the Company is in the claim and/or appeal process for the years 2003 through 2012.

Due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)   Royalties and special mining taxes –

On June 23, 2004, Law 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. As described in Note 13(a), prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production basis under its current 15‑year stability agreement, which became effective January 1, 2014. See Note 13(b) for a summary of amounts recognized by the Company for special mining tax and mining royalties for the years ended December 31, 2019, 2018 and 2017.

SUNAT assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2013. The Company contested each of these assessments because it believes that its 1998 stability agreement exempts from royalties all minerals extracted from its mining concession, irrespective of the method used for processing such minerals. No assessments can be issued for years after 2013, as the Company began paying royalties on all of its production in January 2014 under its new 15‑year stability agreement.

On October 29, 2019, the Company completed the payments of disputed assessments related to mining royalties for the period December 2006 to December 2008 that were under an installment program since 2014, Under that installment program, the Company made payments totaling S/711.1 million (US$221.9 million based on the date of payment exchange rate and US$214.4 million based on the December 31, 2019, exchange rate).

With respect to the judiciary appeal related to disputed royalty assessments for the year 2006‑2007, on August 9, 2017, the Company filed a cassation appeal before the Supreme Court against the resolution issued by the Seventh Contentious Administrative Court, which was admitted in December 2017. The oral hearing before the Supreme Court took place on November 20, 2018 and their decision is pending.

In September 2018, the Peruvian Tax Tribunal confirmed SUNAT’s resolution that ordered the payment of royalties and denied the Company’s request to waive penalties and interest for the period January 2009 through September 2011. The Company elected not to appeal the Tax Tribunal’s decision to the Peruvian Judiciary and in early 2020, the Company initiated international arbitration.

In October 2018, SUNAT notified the Company demands for payments based on the Tax Tribunal’s decisions for the period January 2009 to September 2011. The Company requested, and was granted two installment payment programs, including a six-month deferral and 66 equal monthly payments for each one, for the period January 2009 through September 2011. Total debt as of December 31, 2019 is S/1.0 billion (approximately US$314.1 million based on the December 31, 2019, exchange rate, including deferred interest, interest and penalties of US$202.8 million). As of December 31, 2019, the Company has made payments totaling S/315.1 million (US$94.7 million based on the date of payment exchange rate and US$95.0 million based on the December 31, 2019, exchange rate).

On January 18, 2018, the Company received assessments from SUNAT related to mining royalties for the fourth quarter of 2011, on February 15, 2018, the Company appealed these assessments and SUNAT issued resolutions denying this appeal. On November 21, 2018, the Company appealed SUNAT’s resolution to the Tax Court. On December 4, 2019, the Company received a resolution denying the appeal of assessments for the fourth quarter of 2011. On December 18, 2019, SUNAT notified the Company of its demands for payment and on December 26, 2019, the Company paid the total debt of S/57.6 million (US$17.3 million based on the date of payment exchange rate and US$17.4 million based on the December 31, 2019, exchange rate). Also, on January 18, 2018, the Company received assessments from SUNAT related to special mining tax from the fourth quarter of 2011 to the fourth quarter of 2012. The Company appealed these assessments and SUNAT issued resolutions denying this appeal. Consequently, the Company appealed these assessments to the Tax Court which was also denied the appeal in July 2019. The Company then requested, and was granted an installment payment program, including a six-month deferral and 66 equal monthly payments, for the fourth quarter of 2011 through the fourth quarter of 2012. Total debt as of December 31, 2019, is S/255.8 million (approximately US$77.1 million based on the December 31, 2019, exchange rate, including deferred interest, interest and penalties of US$40.5 million). Payments for this installment program will start in the first quarter of 2020.

On April 18, 2018, the Company received assessments from SUNAT related to mining royalties for the year 2012. On May 17, 2018, the Company appealed these assessments. On January 23, 2019, the Company received a resolution issued by SUNAT denying the appeal of assessments for the year 2012. The Company decided not to appeal these resolutions. The Company requested, and was granted an installment payment program, including a six-month deferral and 66 equal monthly payments, for the year 2012. Total debt as of December 31, 2019, is S/266.1 million (approximately US$80.2 million based on the December 31, 2019, exchange rate, including deferred interest, interest and penalties of US$45.7 million). The Company has made payments totaling S/65.7 million (US$19.5 million based on the date of payment exchange rate and US$19.8 million based on the December 31, 2019, exchange rate).

On October 10, 2018, the Company received assessments from SUNAT related to mining royalties and special mining tax for the year 2013. On November 7, 2018, the Company appealed these assessments. On May 28, 2019, the Company received resolutions issued by SUNAT denying the appeal of these assessments for the year 2013. The Company decided not to appeal these resolutions. The Company requested, and was granted two installment payment programs, including a six-month deferral and 66 equal monthly payments for each one, for the year 2013. As of December 31, 2019, the amount of these assessments, including interest and penalties for mining royalties for the year 2013 is S/183.9 million (approximately US$55.4 million based on the December 31, 2019, exchange rate including interest and penalties of US$29.5 million) and for the special mining tax for the year 2013 is S/151.0 million (approximately US$45.5 million based on the December 31, 2019, exchange rate including interest and penalties of US$22.1 million). Payments for these installment programs will start in the first quarter of 2020.

In December 2017, as a result of the unfavorable Supreme Court decision on the 2008 royalty matter, the Company requested the return of the amounts that would have been in excess for FONAVI (National Housing Fund) (December 2012 to December 2013 ), GEM (fourth quarter 2011 until the fourth quarter 2012) and customs duties (2013).

(e)   Other assessments received from SUNAT -

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty and special mining tax explained in 13(d) above), including penalties and interest. The Company has filed objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

Year	Taxes	Penalty and interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	8,857	39,196	48,053
2006	10,990	51,943	62,933
2007	12,376	17,845	30,221
2008	20,797	12,968	33,765
2009	56,388	51,219	107,607
2010	62,581	107,324	169,905
2011	49,055	65,189	114,244
2012	51,981	11,257	63,238
2014 –2019	38,975	—	38,975

	312,000	356,941	668,941

As of December 31, 2019, the Company has paid US$396.5 million of which US$186.6 million is included in “other non-financial assets, non-current” (see Note 6) in the statements of financial position for these disputed tax assessments.

(f)   As of December 31, 2019 and 2018, the Company has issued letters of credit to secure tax obligations amounting to S/1,643.9 million (equivalent to US$495.6 million) and S/1,137.4 million (equivalent to US$336.6 million), respectively, which are primarily related to royalty matter.

(g)   The Company recognizes the effect of temporary differences between the accounting base for financial reporting purposes and the tax base. The composition of this item is made up as follows:

	December 31, 2019	December 31, 2018	December 31, 2017
	US$(000)	US$(000)	US$(000)
Deferred income tax
Asset
Royalty accrual	84,546	109,505	127,475
Provision for remediation and mine closure	17,309	15,131	12,083
Embedded derivatives for price adjustment of copper concentrate and cathode	(10,742)	6,050	—
Unpaid vacations	6,618	5,937	5,293
Provision for mining taxes	3,737	4,120	8,742
SUNAT Assessments	—	4,055	4,077
Cost of net asset for the construction of the tailing dam	1,191	2,638	2,007
Development costs	72	122	183
Leases net assets	(2,454)	—	—
Other provisions	10,276	10,450	4,240
	110,553	158,008	164,100
Liability
Property, plant and equipment depreciation	429,466	337,642	261,434
Stripping activity asset	33,660	27,464	22,014
Difference in valuation of inventories	14,885	16,605	16,264
Debt issuance costs	933	1,894	2,663
Lease liabilities	(2,860)	—	—
Price adjustment of copper concentrate and cathode	—	—	25,840
	476,084	383,605	328,215
Deferred liabilities, net	365,531	225,597	164,115
Supplementary retirement fund
Deferred liability	4,258	2,651	1,890

Total deferred income tax liability, net	369,789	228,248	166,005

Reconciliation of the income tax rate -

For the years ended December 31, 2019, 2018 and 2017, the income tax expense recorded differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2019	2018	2017
	US$(000)	US$(000)	US$(000)

Profit before income tax	688,451	444,880	835,924
Income tax rate	32%	32%	32%
Expected income tax expense	220,304	142,362	267,496
Non - deductible expenses	28,181	25,352	25,217
Royalty case	—	143,728	(12,029)
Uncertain tax positions - IFRIC 23	20,767	—	—
Special mining tax and mining royalties	(15,660)	(25,165)	(21,704)
Special mining burden (GEM)	—	(22,334)	—
Income tax rate change effect on deferred taxes for change in Peruvian tax law once the current Stability Contract expires (from 32% to 31.18%)	(2,746)	(1,958)	(1,632)
Income tax true – ups	(10,255)	(10,312)	10,210
Others	7,620	4,896	(4,125)
Current and deferred income tax charges to results	248,211	256,569	263,433
Mining taxes charged to results	48,036	65,055	213,280
Supplementary retirement fund charged to results	1,827	3,546	9,330

	298,074	325,170	486,043

Effective income tax	43.30%	73.09%	58.14%

Income tax -

The income tax expense (benefit) for the years ended December 31, 2019, 2018 and 2017 is shown below:

	2019	2018	2017
	US$(000)	US$(000)	US$(000)

Income tax
Current	107,666	254,767	430,974
Deferred	139,934	61,483	(167,541)
	247,600	316,250	263,433
Mining taxes
Current mining royalty and special mining tax	47,032	6,661	213,280

Supplementary retirement fund
Current	1,835	1,499	10,897
Deferred	1,607	760	(1,567)
	3,442	2,259	9,330

Income tax expense reported in the statements of comprehensive income	298,074	325,170	486,043